                             CONSTRUCTION LOAN NOTE

$11,047,700                                                       August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A. (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to ELEVEN MILLION FORTY-SEVEN THOUSAND SEVEN HUNDRED DOLLARS ($11,047,700), or, if less, the aggregate unpaid principal amount of all Construction Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Construction Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Construction Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.


(CORPORATE SEAL)                       By: AHH Management, Inc., acting on
                                           behalf of Arizona Heart Hospital, LLC

                                           By:    /s/ Richard J. Post
                                           Name:  Richard J. Post
                                           Title: Treasurer

                             CONSTRUCTION LOAN NOTE

$11,047,700                                                       August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of KEY CORPORATE CAPITAL INC. (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to ELEVEN MILLION FORTY-SEVEN THOUSAND SEVEN HUNDRED DOLLARS ($11,047,700), or, if less, the aggregate unpaid principal amount of all Construction Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Construction Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Construction Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.

                                       ARIZONA HEART HOSPITAL, LLC       (SEAL)


(CORPORATE SEAL)                       By: AHH Management, Inc., acting on
                                           behalf of Arizona Heart Hospital, LLC

                                           By:    /s/ Richard J. Post
                                           Name:  Richard J. Post
                                           Title: Treasurer

                             CONSTRUCTION LOAN NOTE

$5,449,600                                                        August 7, 1997

     FOR VALUE RECEIVED, the undersigned, ARIZONA HEART HOSPITAL, LLC, an Arizona limited liability company (the "Borrower"), hereby promises to pay to the order of AMSOUTH BANK (the "Bank"), at the times, at the place and in the manner provided in the Loan Agreement hereinafter referred to, the principal sum of up to FIVE MILLION FOUR HUNDRED FORTY-NINE THOUSAND SIX HUNDRED DOLLARS ($5,449,600), or, if less, the aggregate unpaid principal amount of all Construction Loans disbursed by the Bank under the Loan Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in the Loan Agreement.

     This Note is a Construction Loan Note referred to in, and is entitled to the benefits of, the Loan Agreement dated as of August 7, 1997 (as amended, restated or otherwise modified, the "Loan Agreement"), by and among the Borrower, the lenders (including the Bank) referred to therein (the "Lenders") and NationsBank, N.A., as Agent. The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrower agrees to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Loan Agreement.

     IN WITNESS WHEREOF, the Borrower has caused this Construction Loan Note to be executed under seal by a duly authorized officer as of the day and year first above written.



(CORPORATE SEAL)                       By: AHH Management, Inc., acting on
                                           behalf of Arizona Heart Hospital, LLC

                                           By:    /s/ Richard J. Post
                                           Name:  Richard J. Post
                                           Title: Treasurer